EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gilbert L. Danielson, interim Chief Executive Officer and Chief Financial Officer of Aaron's, Inc. and subsidiaries (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 4, 2014	/s/ Gilbert L. Danielson
Gilbert L. Danielson
interim Chief Executive Officer,
Executive Vice President and
Chief Financial Officer